SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Fund,

Segall Bryant & Hamill Small Cap Growth Fund,

Segall Bryant & Hamill Small Cap Core Fund,

Segall Bryant & Hamill All Cap Fund,

Segall Bryant & Hamill Emerging Markets Fund,

Segall Bryant & Hamill International Small Cap Fund,

Segall Bryant & Hamill Fundamental International Small Cap Fund,

Segall Bryant & Hamill Global All Cap Fund,

Segall Bryant & Hamill Workplace Equality Fund,

Segall Bryant & Hamill Short Term Plus Fund,

Segall Bryant & Hamill Plus Bond Fund,

Segall Bryant & Hamill Quality High Yield Fund,

Segall Bryant & Hamill Municipal Opportunities Fund, and

Segall Bryant & Hamill Colorado Tax Free Fund

Supplement dated March 1, 2023 to the

Statement of Additional Information (“SAI”)

dated May 1, 2022

The SAI is hereby amended as follows:

Effective January 1, 2023, Ms. Teague serves as Chairperson of the Nominating and Governance Committee.

Effective February 15, 2023, Mr. Philip Hildebrandt retired as President of the Segall Bryant & Hamill Trust (the “Trust”). All references to Mr. Hildebrandt are hereby deleted from the SAI. Effective immediately following the resignation of Mr. Hildebrandt, Ms. Carolyn Goldhaber was appointed by the Board to serve as President of the Trust.

The last paragraph of the section “Standing Board Committees” on page 51 is hereby deleted and replaced as follows:

“The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Nominating and Governance Committee comprises Ms. Teague (Chairperson) and Messrs. Abood, DeTore, and Pederson, each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2021.”

The second paragraph on page 54 of the SAI is hereby deleted and replaced as follows:

“The Adviser, of which Mr. Frontz, Treasurer and Chief Compliance Officer of the Trust and Ms. Goldhaber, President of both the Trust and the Adviser, receives compensation as the investment advisor and co-administrator.”

The table in the “Trust Officers” section on page 48 of the SAI is hereby revised to include the following:

Name, Address(1),Age, Position with Trust, Term of Position	Principal Occupation
Carolyn B. Goldhaber Birth Year 1978 President: Since February 15, 2023	▪ President, Segall Bryant & Hamill, LLC, May 2022 to present. ▪ Chief Financial Officer, Segall Bryant & Hamill, LLC, June 2014 - May 2022.

In addition, the following is added as footnote 2 to the table in the “Trust Officers” section on page 48 of the SAI:

“Each officer is appointed to serve in such capacity until his or her successor is duly appointed and qualified.”

Please retain this supplement with your Statement of Additional Information.